EXHIBIT 10.18


                   AMENDED AND RESTATED REGISTRATION AGREEMENT
                   -------------------------------------------


            THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement") is made as of December 10, 1993, by and among National Auto/Truckstops Holdings Corporation, a Delaware corporation (the "Company"), National Partners, L.P., a Delaware limited partnership ("National"), National Partners II, L.P., a Delaware limited partnership ("National II") , National Partners III, L.P., a Delaware limited partnership ("National III"), Clipper Capital Associates, L.P., f.k.a. Clipper Truckstops, L.P., a Delaware limited partnership ("Clipper"), Clipper/Merchant I, L.P., a Delaware limited partnership ("Clipper/Merchant"), Olympus Private Placement Fund, L.P., a Delaware limited partnership ("Olympus"), Barclays Bank PLC ("Barclays PLC"), Barclays U.S.A., Inc. ("Barclays U.S.A."), Mellon Bank, N.A. as Trustee of First Plaza Group Trust ("First Plaza"), UBS Capital Corporation, a Delaware corporation ("UBS Capital"), The Phoenix Insurance Company, a Connecticut corporation ("Phoenix"), and The Travelers Indemnity Company, a Connecticut corporation ("Travelers," and together with Phoenix, the "Travelers Entities"). National, National II, National III, Clipper, Clipper/Merchant, Olympus, Barclays U.S.A., UBS Capital and the Travelers Entities are collectively referred to herein as the "Stockholders." Olympus, Barclays PLC and First Plaza are collectively referred to herein as the "Warrant Holders" with respect to the "Warrants" (as defined below).

            The Stockholders, other than Barclays U.S.A., National II and National III (the "Senior Stockholders"), and the Company are parties to a Senior Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Senior Stockholders are purchasing the Company's Senior Convertible Participating Preferred Stock, Series I and the Company's Senior Convertible Participating Preferred Stock, Series II (the "Senior Preferred"). The Stockholders other than Barclays U.S.A., Olympus, UBS Capital and the Travelers Entities (the "Original Stockholders"), are parties to a Preferred Stock Purchase Agreement dated as of April 14, 1993 (the "Original Purchase Agreement"), pursuant to which the Original Stockholders purchased the Company's Convertible Preferred Stock, Series I and the Company's Convertible Preferred Stock, Series II (the "Preferred Stock"). The Senior Preferred and the Preferred Stock are convertible into the Company's Class B Common Stock, par value $.01 per share (the "Class B Common"). The Company's Senior Convertible Participating Preferred Stock, Series I is convertible into the Company's Convertible Preferred Stock, Series I. The Company's Senior Convertible Participating Preferred Stock, Series II is convertible into the Company's Convertible Preferred Stock, Series II.

            The Warrant Holders, the Company and the Company's wholly-owned subsidiary, National Auto/Truckstops, Inc., a Delaware corporation, are parties to Subordinated Note and Warrant Purchase Agreements dated as of April 13, 1993 (taken together as a single agreement solely for purposes of this Agreement, the "Original Note

Purchase Agreement"), pursuant to which the Warrant Holders purchased warrants to purchase shares of Class B Common (the "Warrants").

            Barclays PLC, Union Bank of Switzerland, New York Branch, Clipper/Merban, L.P. and the Company are parties to Subordinated Note and Common Stock Purchase Agreements of even date herewith (the "Note Purchase Agreements") pursuant to which Barclays U.S.A. and UBS Capital are purchasing, INTER ALIA, shares of Class B Common.

            In order to induce the Senior Stockholders to enter into the Purchase Agreement and Barclays PLC and Union Bank of Switzerland, New York Branch to enter into the applicable Note Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

            The Company, the Original Stockholders and the Warrant Holders (the "Original Parties") are parties to a Registration Agreement dated as of April 14, 1993 (the "Original Agreement"). The Original Parties desire to amend and restate the Original Agreement in its entirety for the purpose, among others, of amending the terms and provisions of the Original Agreement to incorporate the registration rights of the Stockholders acquiring Senior Preferred pursuant to the Purchase Agreement and the Stockholders acquiring Class B Common pursuant to the Note Purchase Agreements.

            Each of the Original Stockholders is a party to a Stockholders' Agreement among the Company, the Original Stockholders and each of the other stockholders of the Company dated as of April 14, 1993 (the "Global Stockholders' Agreement"). Nothing contained in this Agreement is meant to amend or modify the provisions or terms of the Global Stockholders' Agreement.

            The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement and the Note Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings ascribed thereto in the Purchase Agreement or as set forth in paragraph 8 hereof.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

            1.    DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION. At any time after April 14, 1994 or such earlier time as the Company has completed a public offering of its equity securities under the Securities Act, any single holder of at least 10% of the then outstanding Registrable Securities or any two or more holders in aggregate of at least 15% of the then outstanding Registrable Securities may request registration under the

Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and, except for the National II/III Demand (as to which no minimum percentage shall apply and which is defined below), any single holder of at least 10% of the Registrable Securities or any two or more holders of in aggregate of at least 15% of the then outstanding Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

            (b) LONG-FORM REGISTRATIONS. Subject to the percentage requirements of Section 1(a), National, Clipper and Clipper/Merchant (and, without duplication, their respective designees), will each be entitled to request (i) four Long-Form Registrations in which the Company will pay all Registration Expenses ("Company-paid Long-Form Registrations") and (ii) unlimited Long-Form Registrations in which the holders of Registrable Securities will pay their share of the Registration Expenses as set forth in paragraph 5 hereof. A registration will count as one of the permitted Company-paid Long-Form Registrations only in the event that it has become effective and the holder of Registrable Securities initially requesting such registration is able to register and sell 100% of the Registrable Securities requested by such holder to be included in such registration; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective. Any Long-Form Registration shall, at the request of the holder of Registrable Securities initially requesting such registration, be an underwritten registration.

            (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), (i) National, Clipper and Clipper/Merchant will each be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses, and (ii) at any time after the first anniversary of a public offering of the Company's equity securities under the Securities Act and provided that the Company is permitted to use any short form for registration of its equity securities under the Securities Act, National II and National III will be entitled to request one Short-Form Registration in which the Company will pay all Registration Expenses (the "National II/III Demand"). Notwithstanding anything to the contrary in Section 1(b) above, Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. A registration will count as the one National II/III Demand only in the event that it has become effective and National II and/or National III, as the case may be, are able to register and sell 100% of the Registrable Securities requested to be included in such registration.

                  (d) PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company will include in such registration (i) first, any Class B Common into which the Senior Preferred is convertible (disregarding, for the purposes hereof, any restrictions which render such shares "Non-Convertible Shares" as defined in Section 2(g) below) which the holders thereof have requested to be included therein, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration by each such holder, (ii) second, the Registrable Securities requested to be included therein by the holders requesting such registration and the other Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be included in such registration by each such holder, and (iii) third, other securities requested to be included in such registration, in each case, to the extent in the opinion of the underwriters such shares can be sold in an orderly manner within the price range of such offering. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

                  (e) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company will not be obligated to effect any Long-Form Registration within six months after the effective date of a previous Long-Form Registration. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration or suspend the effectiveness of a registration statement of a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand

Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

                  (f) SELECTION OF UNDERWRITERS. Except as otherwise provided in the Financial Advisory Agreement between the Company and Clipper dated as of April 14, 1993 (the "Advisory Agreement") the holders of a majority of the Registrable Securities requested to be included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering.

                  (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities then outstanding; provided that the Company may grant rights to employees of the Company and its Subsidiaries to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations.

            2.    PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. At any time that the Company proposes to register any of its Securities as contemplated by this Section 2(a), and a registration form which will allow a Piggyback Registration is available for use by the Company in such registration, the Company shall use such form for such registration.

                  (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

                  (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, any Class B Common into which the Senior Preferred is convertible (disregarding, for the purposes hereof, any restrictions which render such shares "NonConvertible Shares" as defined in Section 2(g) below) which the holders thereof have requested to be included therein, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration by each such holder, (iii) third, any other Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be included in such registration by each such holder, and (iv) fourth, other securities requested to be included in such registration, in each case, to the extent in the opinion of the underwriters such shares can be sold in an orderly manner within the price range of such offering.

                  (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, any Class B Common into which the Senior Preferred is convertible (disregarding, for the purposes hereof, any restrictions which render such shares "Non-Convertible Shares" as defined in
Section 2(g) below) which the holders thereof have requested to be included therein, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration by each such holder, (ii) second, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be included in such registration by each such holder, and (iii) third, other securities requested to be included in such registration, in each case, to the extent in the opinion of the underwriters such shares can be sold in an orderly manner within the price range of such offering.

                  (e) SELECTION OF UNDERWRITERS. Notwithstanding any other provision contained in this Agreement pertaining to the selection of banker(s) and manager(s) of underwritten offerings, after the selection of such manager(s) and banker(s), if any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities requested to be included in such Piggyback Registration. Such approval will not be unreasonably withheld.

                  (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

                  (g) NON-CONVERTIBLE SHARES. If at any time any holder of the Class B Common constituting Registrable Securities elects to sell any or their Class B Common in an underwritten public offering pursuant to paragraph 1 or 2 hereof, then any holder of shares of Series II Preferred Stock constituting Registrable Securities that are not then convertible into Class B Common by reason of Sections 4.3.2(f) or 4.3.4(f) of the Company's Amended and Restated Certificate of Incorporation ("Non-Convertible Shares") may deliver to the Company an irrevocable written request (a "Repurchase Request"), within 15 days after receipt of notice from the Company of such registration, that the Company purchase any or all of such holder's Non-Convertible Shares for an amount per share equal to the offering price per share (net of underwriting discounts) of the Class B Common sold in such offering (the "Net Offering Price Per Share") and the Company shall, to the extent permitted by applicable law, purchase such Non-Convertible Shares for such amount immediately after the closing of any such underwritten public offering of Class B Common; PROVIDED THAT, to the extent that any such repurchase of Non-Convertible Shares as provided for hereunder would cause any holder of any class of the Company's equity securities to own immediately following such repurchase more than fifty percent in value of the outstanding stock of the Company (within the meaning of Section 267(b)(8) of the Internal Revenue Code of 1986) (a "Majority Holder"), such repurchase of Non-Convertible Shares shall be limited to prevent it from creating a Majority Holder; PROVIDED FURTHER THAT, to the extent that such repurchase shall cause a Change of Control as such term is defined in the Global Stockholders' Agreement, such repurchase shall be limited so as not to cause a Change of Control as so defined. The Company shall finance any repurchase of Non-Convertible Shares by selling a number of newly issued or treasury shares of Class B Common in the underwritten public offering giving rise to such repurchase having a fair market value equal to the fair market value of the Non-Convertible Shares subject to Repurchase Requests, and such Class B shares shall be treated hereunder as Registrable Securities of the holder or holders making the Repurchase Request(s). Notwithstanding the foregoing, the Company shall have no obligation to purchase any Non-Convertible Shares from any holder to the extent such holder would have been prohibited or limited by paragraphs 1(d), 2(c) or 2(d) from selling Class B Common in the underwritten public offering had the Non-Convertible Shares been freely convertible into Class B Common and taking into account any other Registrable Securities of such holder being sold in such underwritten public offering and the other electing holders. Any holder selling Non-Convertible Shares shall deliver certificates for such shares (free and clear of all liens) to be purchased by the Company hereunder at the closing of such purchase against payment by the Company by wire transfer or certified check of the Net Offering Price Per Share delivered. Each holder of Series II Preferred Stock delivering a Repurchase Request hereunder shall reimburse the Company for such holder's proportionate share of any Registration Expenses allocable to the Company as a result of the sale by the Company of Class B Common pursuant to this Section 2(g) to the extent such Registration Expenses are not otherwise required to be paid by the Company pursuant to this Agreement.

            3.    HOLDBACK AGREEMENTS.

                  (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            4. REGISTRATION PROCEDURES. Subject to any other applicable provision of this Agreement, whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Senior Preferred, Preferred Stock and Class B Common, as the case may be, held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction or (iv) make any amendment to its charter or by-laws, if such amendment would have a material adverse effect upon the rights of any class of securities of the Company);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, subject to the Company's right to suspend the effectiveness of such registration statement pursuant to Section 1(e) hereof, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-12 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares), in each case to the extent permitted under the Company's Certificate of Incorporation, the Company's By-laws and the Global Stockholders' Agreement;

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request.

            If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company. In connection with any registration undertaken pursuant to this Agreement, the Company will deliver to each holder of Registrable Securities included in such registration an opinion of counsel which is customary in form and substance and reasonably acceptable to holders of equity securities involved in similar registrations generally.

            5.    REGISTRATION EXPENSES.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company and any of its Subsidiaries will, in any event, pay their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company or any of its Subsidiaries are then listed or on the NASD automated quotation system.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse, or shall cause one or more of its Subsidiaries to reimburse, the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

                  (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable (based upon the number of shares included in such registration) to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            6.    INDEMNIFICATION.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, trustees, beneficiaries, partners and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for inclusion in such registration statement; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, failure to provide such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnified party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

            7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

            8.    DEFINITIONS.

                  "REGISTRABLE SECURITIES" means (i) any Senior Preferred issued pursuant to the Purchase Agreement, (ii) any Preferred stock issued pursuant to the Original Purchase Agreement, (iii) any Class B Common issued pursuant to the Note Purchase Agreements, (iv) any Class B Common issued upon the conversion of either the Senior Preferred Stock issued pursuant to the Purchase Agreement or the Preferred Stock issued pursuant to the Original Purchase Agreement, (v) any Preferred Stock issued upon the conversion of the Senior Preferred issued pursuant to the Purchase Agreement; (vi) any Senior Preferred, Preferred Stock, Class B Common or other equity security of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii), (iv) and (v) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (vii) shares of Class B Common issued upon exercise of the Warrants issued by the Company to the Warrant Holders and (viii) any other equity securities of the Company held by Persons holding securities described in clauses (i) to (vii), inclusive, above. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have ceased to be restricted securities, unless such securities are held at such time by a holder of other Registrable Securities; provided that any securities which cease to be restricted securities solely because they have become eligible for transfer pursuant to Rule 144 (or any similar rule then in force) will not cease to be Registrable Securities until they have actually been sold to the public in compliance with Rule 144 (or any similar rule then in force). For purposes of this Agreement, "restricted securities" means the Registrable Securities until such time as such Registrable Securities have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the restrictive Securities Act legend of the character set forth in paragraph 7C of the Purchase Agreement have been delivered by the Company in accordance with the provisions of paragraph 4(ii) of the Purchase Agreement. Whenever any particular securities cease to be restricted securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a restrictive Securities Act legend of the character set forth in paragraph 7C of the Purchase Agreement. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

            "SERIES II PREFERRED STOCK" means, collectively, the Company's Senior Convertible Participating Preferred Stock, Series II, par value $.01 per share, and the Company's Convertible Preferred Stock, Series II, par value $.01 per share.

            9.    MISCELLANEOUS.

                  (a) SELECTION OF INVESTMENT BANKERS. Except as otherwise provided herein or in the Advisory Agreement in connection with Demand Registrations, the selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of its securities must be approved by the holders of a majority of the Registrable Securities participating in such offering, which approval will not be unreasonably withheld.

                  (b) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (c) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (d) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (e) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 75% of the Registrable Securities then outstanding; provided that no modification, waiver or amendment of Sections 2 (a) through 2 (d) shall be effective against any holder of Registrable Securities unless such modification, waiver or amendment is approved in writing by such holder of Registrable Securities.

                  (f) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (g) INCORPORATION OF PURCHASE AGREEMENT PROVISIONS. The paragraphs entitled "Severability," "Counterparts," "Descriptive Headings," "Notices" and "Governing Law" of the Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof, except that the provisions of such paragraphs shall refer to this Agreement rather than the Purchase Agreement and shall continue to apply hereto regardless of whether the Purchase Agreement is no longer in effect.

                  (h) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

                  (i) ORIGINAL AGREEMENT SUPERSEDED. This Agreement amends and supersedes the Original Agreement in its entirety, and all references to the Original Agreement in respect of any periods from and after the date hereof shall be deemed to be references to this Agreement.

                  (j) TERMINATION. This Agreement shall automatically terminate and be of no further force or effect upon the occurrence and completion of the Repurchase Option as contemplated in the Repurchase Agreement dated as of December 10, 1993 by and among the Company and the persons set forth on Schedule A thereto.

                               * * * * * *

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 NATIONAL AUTO/TRUCKSTOPS
                                 HOLDINGS CORPORATION


                                 By: /s/ [AUTHORIZED SIGNATORY]
                                    ------------------------------------------
                                 Its: Assistant Secretary


                                 CLIPPER CAPITAL ASSOCIATES, L.P.


                                 By: Clipper Capital Associates, Inc.

                                 Its: General Partner

                                     By: /s/ [AUTHORIZED SIGNATORY]
                                        --------------------------------------
                                          Title: Assistant Secretary


                                 NATIONAL PARTNERS, L.P.


                                 By: Clipper Capital Associates, L.P.

                                 Its: General Partner

                                 By: Clipper Capital Associates, Inc.

                                 Its: General Partner

                                     By: /s/ [AUTHORIZED SIGNATORY]
                                        --------------------------------------
                                          Title: Assistant Secretary

                                 NATIONAL PARTNERS II, L.P.


                                 By: Clipper Capital Associates, L.P.

                                 Its: General Partner

                                 By: Clipper Capital Associates, Inc.

                                 Its: General Partner

                                     By: /s/ [AUTHORIZED SIGNATORY]
                                        --------------------------------------
                                          Title: Assistant Secretary


                                 NATIONAL PARTNERS III, L.P.


                                 By: Clipper Capital Associates, L.P.

                                 Its: General Partner

                                 By: Clipper Capital Associates, Inc.

                                 Its: General Partner

                                     By: /s/ [AUTHORIZED SIGNATORY]
                                        --------------------------------------
                                          Title: Assistant Secretary


                                 CLIPPER/MERCHANT I, L.P.


                                 By: Clipper Capital Associates, L.P.

                                 Its: General Partner

                                 By: Clipper Capital Associates, Inc.

                                 Its: General Partner

                                     By: /s/ [AUTHORIZED SIGNATORY]
                                        --------------------------------------
                                          Title: Assistant Secretary

                                 OLYMPUS PRIVATE PLACEMENT
                                 FUND, L.P.


                                 By: OGP Partners, L.P.

                                 Its: General Partner

                                 By: /s/ [AUTHORIZED SIGNATORY]
                                    ------------------------------------------
                                 Its: General Partner


                                 UBS CAPITAL CORPORATION


                                 By: /s/ [AUTHORIZED SIGNATORY]
                                    ------------------------------------------
                                 Its:President

                                 By: /s/ [AUTHORIZED SIGNATORY]
                                    ------------------------------------------
                                 Its:Vice President


                                 BARCLAYS U.S.A., INC.


                                 By: /s/ [AUTHORIZED SIGNATORY]
                                    ------------------------------------------
                                 Its:Treasurer


                                 BARCLAYS BANK PLC


                                 By: /s/ [AUTHORIZED SIGNATORY]
                                    ------------------------------------------
                                 Its:
                                    ------------------------------------------

                                 FIRST PLAZA GROUP TRUST

                                 By: Mellon, Bank, N.A., Trustee, as directed
                                     by General Motors Investment
                                     Management Corporation


            [SEAL]               By: /s/ Judith A. Manion
                                    ------------------------------------------
                                 Its: Paralegal
                                    ------------------------------------------

                                    [ILLEGIBLE STAMP]


                                 THE PHOENIX INSURANCE COMPANY


                                 By: /s/ Robert M. Mills
                                    ------------------------------------------
                                 Its: Assistant Investment Officer
                                    ------------------------------------------

                                 THE TRAVELERS INDEMNITY COMPANY


                                 By: /s/ Robert M. Mills
                                    ------------------------------------------
                                 Its: Assistant Investment Officer
                                    ------------------------------------------